UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)        May 1, 2003
                                                 -------------------------------

                            Kimco Realty Corporation

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             (Exact name of registrant as specified in its chapter)

         Maryland                     1-10899           13-2744380
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 (State or other jurisdiction     (Commission File    (IRS Employer
      of incorporation)              Number)         Identification No.)


    3333 New Hyde Park Road
    New Hyde Park, New York                                     11042-0020
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 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code          (516) 869-9000
                                                    ---------------------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

On May 1, 2003, Kimco Realty Corporation (NYSE: KIM) announced that it will redeem all 2,000,000 outstanding depositary shares of the Company's 8 1/2% Class B Cumulative Redeemable Preferred Stock, par value $1.00 per share (the "Class B Preferred Stock," NYSE:KIMprB), at the redemption price of $25.00 per depositary share plus accrued and unpaid dividends.

Kimco's Board of Directors has set June 2, 2003 as the redemption date on which all outstanding depositary shares of Class B Preferred Stock will be redeemed. Holders of the Class B depositary shares will receive cash consideration of $25.00 per depositary share plus 27.7431 cents per depositary share representing accrued and unpaid dividends on the redemption date. Dividends will cease to accrue on the Class B Preferred Stock as of the redemption date.

For additional information on redeeming shares, Class B Preferred Stock shareholders should contact The Bank of New York (Kimco's transfer agent, paying agent and the depositary for the Class B Preferred Stock) at 1-800-507-9357. To redeem their shares, holders of the Class B Preferred Stock may surrender their depositary receipt(s) evidencing depositary shares for Kimco Class B Preferred Stock to:

   If by mail:                       If by hand delivery or overnight express:

   The Bank of New York              The Bank of New York
   Reorganization Services           Reorganization Services
   P.O. Box 11248                    101 Barclay Street
   Church Street Station             Receive and Deliver Window, Street Level
   New York, NY 10286-1248           New York, NY 10286

Kimco, a publicly traded real estate investment trust, has specialized in shopping center acquisitions, development and management for more than 35 years, and owns and operates the nation's largest portfolio of neighborhood and community shopping centers with interests in 630 properties comprising approximately 91.7 million square feet of leasable space located throughout 41 states, Canada and Mexico.

Contact:
Kimco Realty Corporation
Scott Onufrey
(516) 869-7190
sonufrey@kimcorealty.com

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





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Kimco Realty Corporation
                                            -------------------------
                                                  (Registrant)

Date  May 2, 2003
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                               By:    /s/ Michael V. Pappagallo
                                      ------------------------------------------
                             Name:    Michael V. Pappagallo
                                      ------------------------------------------
                              Its:    Vice President and Chief Financial Officer
                                      ------------------------------------------


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